MERRILL LYNCH
ASSET INCOME
FUND, INC.

[FUND LOGO]
STRATEGIC
Performance

Annual Report
December 31, 1997

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program.Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Asset Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #18240 -- 12/97

[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH ASSET INCOME FUND, INC.

Worldwide              Percent Breakdown of
Investments as of      Stocks & Fixed-Income    Percent of
December 31, 1997      Securities by Country    Net Assets+

                       United States*             85.5%
                       Canada                      2.7
                       United Kingdom              2.7
                       Sweden                      2.4
                       Denmark                     1.2
                       France                      1.0
                       Italy                       1.0
                       Japan                       0.8
                       Switzerland                 0.3
                       Germany                     0.3
                       Mexico                      0.3
                       South Africa                0.2
                       Spain                       0.2
                       Australia                   0.2
                       Brazil                      0.1
                       Norway                      0.1
                       Argentina                   0.1
                       Indonesia                   0.1
                       Netherlands                 0.1
                       Philippines                 0.1
                       South Korea                 0.0++

                     * Includes investments in short-term securities. + Percent of net assets may not total 100%.
                    ++ Percent of net assets is less than 0.1%.

                     Ten Largest Industries      Percent of
                     (Equity Investments)        Net Assets

                     Banking                        1.5%
                     Pharmaceuticals                1.5
                     Insurance                      1.5
                     Retail Stores                  1.3
                     Computer Services & Software   1.0
                     Telecommunications             0.9
                     Real Estate Investment Trusts  0.7
                     Machine Tools & Machinery      0.6
                     Utilities                      0.6
                     Financial Services             0.6

                                                     Country     Percent
                     Ten Largest Holdings               of       of Net
                     (Equity Investments)             Origin     Assets

                     UNUM Corporation             United States   0.5%
                     El Paso Natural Gas Co.      United States   0.4
                     MGIC Investment Corporation  United States   0.4
                     Edison International         United States   0.4
                     Rite Aid Corporation         United States   0.4
                     Carnival Corp. (Class A)     United States   0.4
                     Owens-Illinois, Inc.         United States   0.4
                     Bank of New York Co., Inc.   United States   0.4
                     Travelers Group, Inc.        United States   0.4
                     BankAmerica Corp.            United States   0.4



                Merrill Lynch Asset Income Fund, Inc., December 31, 1997

DEAR SHAREHOLDER

Fiscal Year In Review
During the fiscal year ended December 31, 1997, total returns of Merrill Lynch Asset Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +11.67%, +10.84%, +10.79% and +11.29%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 -- 7 of this report to shareholders.)

During the fiscal year ended December 31, 1997, and, in particular, during the second half of the year, we repositioned the Fund's asset allocation. First, we reduced the Fund's cash reserve position from 21.3% of net assets as of June 30, 1997 to 13.1% as of December 31, 1997. In addition, during the second half of the Fund's fiscal year we reduced our exposure to the foreign equity sector from 9% of net assets as of June 30, 1997 to 5% at fiscal year-end. This lessened the negative impact of foreign equities' laggard performance relative to the performance of US equities. We then used these newly available assets to increase the Fund's US bond representation. As for foreign bonds, we remained hedged against European bond positions. As a result, our enlarged US bond position enabled the portfolio to participate more fully in the US bond market rally during the latter months of the year, and our hedging strategy improved portfolio returns by limiting the negative impact of a strong US dollar versus the European currencies. Our US equity position was also a positive net contributor to portfolio performance over the Fund's fiscal year.

Portfolio Matters
As of December 31, 1997, the asset allocation of Merrill Lynch Asset Income Fund, Inc. was: US bonds, 57% of net assets; foreign bonds, 9%; US stocks, 16%; foreign stocks, 5%; and cash reserves, 13%.

Having expanded the US bond and cash sectors during the three-month period ended September 30, 1997, we slightly increased the Fund's allocation to these two areas from 66% of net assets to 70%. We also maintained the Fund's average duration at 6.2 years as of December 31, 1997. Our optimistic stance toward US bonds reflected indications that inflationary pressures in the US economy were exceptionally subdued. The problems in Asian economies and a resultant slowdown in the US economy seemed likely to accentuate the trend toward lower inflation. At the same time the rapid shrinkage, if not outright elimination, of the Federal budget deficit was expected to continue to reduce the supply of newly issued US Government securities relative to demand.

In the foreign sector, we initiated a position in French obligations. The bulk of our foreign bond weighting remains concentrated in Europe, including Denmark, France, Italy, Sweden and the United Kingdom. During October, we became less confident that US dollar strength would continue against European currencies. Given this changed assessment, we lifted the hedges against commitments in European stocks and bonds, with the exception of UK bonds where we maintained a partial hedge. In the Pacific Basin, the Fund's residual commitment to Japanese equities remains hedged back to the US dollar, since we expect yen weakness to continue in coming months.

During the three months ended December 31, 1997, we became more cautious toward foreign stocks. Our concerns over the widening economic problems in Asia, including South Korea, Japan and Southeast Asia, led us to reduce our allocation to foreign equities from 9% of net assets as of September 30, 1997 to 5% of net assets by December 31, 1997.

In reducing our foreign equity representation, we decreased our relative position in Japan from an already underweighted posture. In addition to reducing individual commitments, we liquidated positions in Mitsubishi Heavy Industries, Inc., Mitsubishi Electric Co., Mitsui-Soko Co., Ltd. and Toray Industries, Ltd. We are concerned that the uncertainties surrounding the Japanese financial structure and economy will limit the recovery potential in the Japanese stock market over coming months.

The reduction of European equity representation was more limited in scope, given a relatively favorable economic background for European economies. Similarly, we maintained a significant representation in Latin America, where prospects appear more favorable than was the case for the emerging Asian markets. As for Asia, we lowered our already limited representation through the sale of HSBC Holdings PLC.

The weighting of US equities was unchanged during the three months ended December 31. Consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in the US stock market. We maintained significant representation in the areas of healthcare, technology and energy. Overall, we are increasing emphasis on the shares of companies which, in our view, have limited potential for earnings disappointments resulting from the problems afflicting the Asian economies.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/THOMAS R. ROBINSON
Thomas R. Robinson
Senior Vice President and
Portfolio Manager

February 16, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricingsm System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (frontend load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

[GRAPHIC OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the ML B0A0 Index and the Composite Index. Beginning and ending values are:

                                    9/02/94**         12/97
ML Asset Income Fund, Inc.+ --
   Class A Shares*                  $9,600            $13,294
ML Asset Income Fund, Inc.+ --
   Class B Shares*                  $10,000           $13,407
ML B0A0 Index++++                   $10,000           $13,323
Composite Index+++++                $10,000           $14,795

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the ML B0A0 Index and the Composite Index. Beginning and ending values are:

                                    10/21/94**        12/97
ML Asset Income Fund, Inc.+ --
   Class C Shares*                  $10,000           $13,566
ML Asset Income Fund, Inc.+ --
   Class D Shares*                  $9,600            $13,241
ML B0A0 Index++++                   $10,000           $13,554
Composite Index+++++                $10,000           $15,009

    * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
   ** Commencement of operations.
    + ML Asset Income Fund, Inc. invests in a portfolio of US and foreign debt, equity and money market securities.
 ++++ This unmanaged Index is comprised of investment-grade bonds.
+++++ The Composite Index consists of: 5%--3-month US Treasury Bills;
      75%--ML Bond Index: B0A0--Corporate & Government Master; and 20%--Standard & Poor's 500. The 3-month US Treasury bill is using performance data as of August 31, 1994 for Class A and Class B Shares and October 31, 1994 for Class C and Class D Shares. Past performance is not predictive of future performance.

Average Annual Total Return

                                        % Return          % Return
                                        Without CDSC      With CDSC**
Class A Shares*
Year Ended 12/31/97                     +11.67%           +7.21%
Inception (9/02/94) through 12/31/97    +10.27            +8.93

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                        % Return          % Return
                                        Without CDSC      With CDSC**
Class B Shares*
Year Ended 12/31/97                     +10.84%           +6.93%
Inception (9/02/94) through 12/31/97    + 9.45            +9.21

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                        % Return          % Return
                                        Without CDSC      With CDSC**
Class C Shares*
Year Ended 12/31/97                     +10.79%           + 9.81%
Inception (10/21/94) through 12/31/97   +10.02            +10.02

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                                        % Return Without  % Return With
                                        Sales Charge      Sales Charge**
Class D Shares*
Year Ended 12/31/97                     +11.29%           +6.84%
Inception (10/21/94) through 12/31/97   +10.59            +9.19

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


Recent Performance Results

                                                                                    12 Month     3 Month
                                              12/31/97     9/30/97     12/31/96     % Change     % Change
Class A Shares*                               $10.32       $11.19      $10.53      + 1.94%(1)    -4.89%(2)
Class B Shares*                                10.32        11.19       10.53      + 1.94(1)     -4.89(2)
Class C Shares*                                10.32        11.20       10.53      + 1.94(1)     -4.98(2)
Class D Shares*                                10.31        11.19       10.53      + 1.84(1)     -4.98(2)
Class A Shares -- Total Return*                                                    +11.67(3)     +0.73(4)
Class B Shares -- Total Return*                                                    +10.84(5)     +0.54(6)
Class C Shares -- Total Return*                                                    +10.79(7)     +0.44(8)
Class D Shares -- Total Return*                                                    +11.29(9)     +0.57(10)
Class A Shares -- Standardized 30-day Yield     4.64%
Class B Shares -- Standardized 30-day Yield     4.05%
Class C Shares -- Standardized 30-day Yield     4.00%
Class D Shares -- Standardized 30-day Yield     4.39%

   * Investment results shown do not reflect sales charges; results would be lower if a sales charge was included.
 (1) Percent change includes reinvestment of $0.418 per share capital gains distributions.
 (2) Percent change includes reinvestment of $0.323 per share capital gains distributions.
 (3) Percent change includes reinvestment of $0.993 per share ordinary income dividends and $0.418 per share capital gains distributions.
 (4) Percent change includes reinvestment of $0.639 per share ordinary income dividends and $0.323 per share capital gains distributions.
 (5) Percent change includes reinvestment of $0.912 per share ordinary income dividends and $0.418 per share capital gains distributions.
 (6) Percent change includes reinvestment of $0.616 per share ordinary income dividends and $0.323 per share capital gains distributions.
 (7) Percent change includes reinvestment of $0.907 per share ordinary income dividends and $0.418 per share capital gains distributions.
 (8) Percent change includes reinvestment of $0.615 per share ordinary income dividends and $0.323 per share capital gains distributions.
 (9) Percent change includes reinvestment of $0.966 per share ordinary income dividends and $0.418 per share capital gains distributions.
(10) Percent change includes reinvestment of $0.631 per share ordinary income dividends and $0.323 per share capital gains distributions.





Performance Summary --
Class A Shares

                           Net Asset Value      Capital Gains    Dividends
Period Covered          Beginning     Ending     Distributed       Paid*     %Change**
9/02/94 -- 12/31/94     $10.00        $9.68             --        $0.184      - 1.37%
1995                      9.68        10.62         $0.036         0.662      +17.38
1996                     10.62        10.53          0.270         0.549      + 7.11
1997                     10.53        10.32          0.418         0.993      +11.67
                                              Total $0.724  Total $2.388
                                     Cumulative total return as of 12/31/97:  +38.47%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.

Performance Summary --
Class B Shares

                           Net Asset Value      Capital Gains    Dividends
Period Covered          Beginning     Ending     Distributed       Paid*     %Change**
9/02/94 -- 12/31/94     $10.00        $9.68             --        $0.159      - 1.62%
1995                      9.68        10.62         $0.036         0.586      +16.51
1996                     10.62        10.53          0.270         0.470      + 6.31
1997                     10.53        10.32          0.418         0.912      +10.84
                                              Total $0.724  Total $2.127
                                     Cumulative total return as of 12/31/97: +35.07%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary --
Class C Shares

                           Net Asset Value      Capital Gains    Dividends
Period Covered          Beginning     Ending     Distributed       Paid*     %Change**
10/21/94 -- 12/31/94     $9.88        $9.69             --        $0.097      - 0.94%
1995                      9.69        10.62         $0.036         0.580      +16.33
1996                     10.62        10.53          0.270         0.464      + 6.25
1997                     10.53        10.32          0.418         0.907      +10.79
                                              Total $0.724  Total $2.048
                                     Cumulative total return as of 12/31/97: +35.66%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary --
Class D Shares

                           Net Asset Value      Capital Gains    Dividends
Period Covered          Beginning     Ending     Distributed       Paid*     %Change**
10/21/94 -- 12/31/94     $9.88        $9.69             --        $0.108      - 0.83%
1995                      9.69        10.62         $0.036         0.637      +16.97
1996                     10.62        10.53          0.270         0.522      + 6.84
1997                     10.53        10.31          0.418         0.966      +11.29
                                              Total $0.724  Total $2.233
                                     Cumulative total return as of 12/31/97: +37.92%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.





                                                                         Merrill Lynch Asset Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)

                                   Shares                                                                    Value     Percent of
COUNTRY       Industries           Held   Common Stocks                                            Cost    (Note 1a)   Net Assets
Argentina     Oil & Gas Producers    300   Yacimientos Petroliferos Fiscales S.A. (ADR)*             $6,134     $10,256     0.1%
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Argentina                           6,134      10,256     0.1
                                                                                                =========== ===========   =====

Australia     Diversified          1,800   Broken Hill Proprietary Co., Ltd.                         23,683      16,698     0.2
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Australia                          23,683      16,698     0.2
                                                                                                =========== ===========   =====

Brazil        Banking                200  +Uniao de Bancos Brasileiros S.A. (Unibanco) (GDR)**        6,750       6,438     0.0
              Telecommunications      75   Telecomunicacoes Brasileiras S.A. - Telebras (ADR)*        3,896       8,733     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Brazil                             10,646      15,171     0.1
                                                                                                =========== ===========   =====

Canada        Automobile Parts       200   Magna International Inc. (Class A)                         9,381      12,563     0.1
              Leisure/Tourism        500  +Imax Corp.                                                 7,906      10,750     0.1
              Oil & Gas Producers  1,000  +Gulf Canada Resources Ltd.                                 9,284       7,000     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Canada                             26,571      30,313     0.3
                                                                                                =========== ===========   =====

France        Electronics            200   Thomson CSF S.A.                                           6,310       6,303     0.0
              Reinsurance            400   Scor S.A.                                                 15,237      19,126     0.2
              Semiconductor Capital  200  +SGS -- Thomson Microelectronics N.V.
              Equipment                    (NY Registered Shares)                                     7,659      12,213     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in France                             29,206      37,642     0.3
                                                                                                =========== ===========   =====

Germany       Banking                200   Bayerische Vereinsbank AG                                 12,089      13,087     0.1
              Machinery & Equipment   45   Mannesmann AG                                             12,583      22,740     0.2
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Germany                            24,672      35,827     0.3
                                                                                                =========== ===========   =====

Indonesia     Telecommunications     520   P.T. Indonesian Satellite Corp. (ADR)*                    18,319      10,043     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Indonesia                          18,319      10,043     0.1
                                                                                                =========== ===========   =====

Italy         Apparel                400   Gucci Group N.V. (NY Registered Shares)                   27,509      16,750     0.2
              Publishing           2,000   Arnoldo Mondadori Editore S.p.A.                          16,894      15,713     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Italy                              44,403      32,463     0.3
                                                                                                =========== ===========   =====

Japan         Building &           3,000   Maeda Corp.                                               31,463       6,679     0.0
              Construction         1,000   Matsushita Electric Works, Ltd.                           11,398       8,676     0.1
                                   4,000   Okumura Corp.                                             35,729       9,520     0.1
                                                                                                ----------- -----------   -----
                                                                                                     78,590      24,875     0.2

              Electronics            300   Sony Corporation (ADR)*                                   21,921      27,225     0.3
              Insurance            1,000   Tokio Marine & Fire Insurance Co., Ltd.                   13,148      11,363     0.1
              Tires & Rubber       1,000   Bridgestone Corporation                                   17,241      21,727     0.2
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Japan                             130,900      85,190     0.8
                                                                                                =========== ===========   =====

Mexico        Beverages              200   Panamerican Beverages, Inc. (Class A)                      4,060       6,525     0.1
              Financial Services     400  +Grupo Financiera Bancomer S.A. (Class B) (ADR)*            5,715       5,000     0.0
              Multi-Industry       1,050   Grupo Carso, S.A. de C.V. (ADR)*                          16,722      13,913     0.1
              Telecommunications     150   Telefonos de Mexico, S.A. de C.V. (ADR)*                   5,901       8,409     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Mexico                             32,398      33,847     0.3
                                                                                                =========== ===========   =====

Netherlands   Oil -- Integrated      150   Royal Dutch Petroleum Co. (NY Registered Shares)           8,193       8,128     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in the Netherlands                     8,193       8,128     0.1
                                                                                                =========== ===========   =====

Norway        Cruise Lines         3,000   Color Line ASA                                            11,280      11,618     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Norway                             11,280      11,618     0.1
                                                                                                =========== ===========   =====

Philippines   Beverages            5,075   San Miguel Corp. (Class B)                                14,081       6,280     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in the Philippines                    14,081       6,280     0.1
                                                                                                =========== ===========   =====

South Africa  Diversified          1,300   Sasol Limited                                             14,929      13,631     0.1
              Mining                 600   De Beers Consolidated Mines Limited (ADR)*                19,815      12,263     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in South Africa                       34,744      25,894     0.2
                                                                                                =========== ===========   =====

South Korea   Engineering &          510   Hyundai Engineering & Construction Co., Ltd.
              Construction                 (GDR)** (b)                                                6,551         447     0.0
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in South Korea                         6,551         447     0.0
                                                                                                =========== ===========   =====

Spain         Energy & Petroleum     450   Repsol S.A. (ADR)*                                        17,019      19,153     0.2
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Spain                              17,019      19,153     0.2
                                                                                                =========== ===========   =====

Sweden        Banking              1,400  +Nordbanken Holding AB                                      7,599       7,917     0.1
                                   1,200   Sparbanken Sverige AB (Class A)                           15,094      27,281     0.2
                                                                                                ----------- -----------   -----
                                                                                                     22,693      35,198     0.3

              Chemicals              700   Perstorp AB (Class B)                                     13,135      12,520     0.1
              Investment Management  800   Bure Investment AB                                         6,704      10,530     0.1
              Laser Components       300   Spectra-Physics AB (Class A)                               9,195       5,687     0.0
              Real Estate
              Investment Trusts      600  +Castellum AB                                               4,025       5,970     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Sweden                             55,752      69,905     0.6
                                                                                                =========== ===========   =====

Switzerland   Pharmaceuticals        200   Novartis AG (ADR)*                                         8,661      16,250     0.1
                                       2   Roche Holding AG                                          16,801      19,877     0.2
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in Switzerland                        25,462      36,127     0.3
                                                                                                =========== ===========   =====

United        Automobile Parts     4,000   LucasVarity PLC                                           13,760      14,126     0.1
Kingdom       Beverages            1,600   Diageo PLC (c)                                            10,909      14,704     0.1
              Chemicals              250   Imperial Chemical Industries PLC (ADR)*                   14,299      16,234     0.2
              Mining               1,600   Rio Tinto PLC                                             23,875      19,684     0.2
              Retail Stores        1,100   Dixons Group PLC                                          11,578      11,039     0.1
                                                                                                ----------- -----------   -----
                                           Total Common Stocks in the United Kingdom                 74,421      75,787     0.7
                                                                                                =========== ===========   =====

United States Aerospace              880   Allied Signal, Inc.                                       32,640      34,265     0.3
                                     200   GenCorp, Inc.                                              5,970       5,000     0.1
                                     150  +Orbital Sciences Corp.                                     3,935       4,463     0.0
                                                                                                ----------- -----------   -----
                                                                                                     42,545      43,728     0.4

              Airlines               200  +US Airways Group, Inc.                                     7,285      12,500     0.1
              Appliances             900   Sunbeam Corporation                                       35,192      37,913     0.3
              Automobile Parts       750   Federal-Mogul Corp.                                       29,281      30,375     0.3

              Automobile Rental      100  +Avis Rent-A-Car, Inc.                                      1,700       3,194     0.0
                                     900   Hertz Corp. (Class A)                                     28,734      36,225     0.3
                                                                                                ----------- -----------   -----
                                                                                                     30,434      39,419     0.3

              Banking                750   Bank of New York Co., Inc.                                20,839      43,359     0.4
                                     550   BankAmerica Corp.                                         29,431      40,150     0.4
                                     670   First Union Corp.                                         33,018      34,338     0.3
                                                                                                ----------- -----------   -----
                                                                                                     83,288     117,847     1.1

              Broadcasting           400  +Chancellor Media Corp.                                    25,414      29,850     0.3
              Broadcasting/Cable   1,146  +Tele-Communications TCI Ventures Group (Class A)          20,349      32,446     0.3
              Commercial Services    780  +Gartner Group, Inc. (Class A)                             26,395      29,055     0.3

              Computer Services
              & Software             350  +BMC Software, Inc.                                        13,160      22,925     0.2
                                     300  +Cisco Systems, Inc.                                       17,102      16,725     0.2
                                     500   Computer Associates International, Inc.                   13,456      26,437     0.2
                                     170   International Business Machines Corp.                      9,472      17,776     0.2
                                     180  +Microsoft Corporation                                     21,278      23,254     0.2
                                                                                                ----------- -----------   -----
                                                                                                     74,468     107,117     1.0

              Computers               45   Compaq Computer Corp.                                      1,348       2,540     0.0
                                     605  +Quantum Corp.                                             17,078      12,138     0.1
                                                                                                ----------- -----------   -----
                                                                                                     18,426      14,678     0.1

              Consumer Products    1,280   Dial Corp.                                                24,756      26,640     0.2
              Containers           1,150  +Owens-Illinois, Inc.                                      32,914      43,628     0.4
              Cruise Lines           350   Royal Caribbean Cruises Ltd.                              15,296      18,659     0.2
              Electronics            450   General Electric Company                                  31,813      33,019     0.3

              Financial Services     210   American Express Company                                   9,466      18,742     0.2
                                     700   MGIC Investment Corporation                               27,000      46,550     0.4
                                                                                                ----------- -----------   -----
                                                                                                     36,466      65,292     0.6

              Hardware Products     700    Black & Decker Corporation                                23,461      27,344     0.2
              Health Care           800   +HEALTHSOUTH Corp.                                         21,482      22,200     0.2

              Insurance             315    Hartford Life, Inc. (Class A)                             10,221      14,273     0.1
                                  1,000    Provident Companies, Inc.                                 33,157      38,625     0.4
                                    750    Travelers Group, Inc.                                     26,998      40,406     0.4
                                    100    Travelers Property Casualty Corp. (Class A)                3,869       4,400     0.0
                                  1,000    UNUM Corporation                                          31,713      54,375     0.5
                                                                                                ----------- -----------   -----
                                                                                                    105,958     152,079     1.4

              Leisure/Tourism       850    Brunswick Corporation                                     21,306      25,766     0.2

              Machine Tools
              & Machinery           400    Harnischfeger Industries, Inc.                            17,397      14,125     0.1
                                    900    Ingersoll-Rand Co.                                        27,375      36,450     0.3
                                    300    SPX Corp.                                                 17,572      20,700     0.2
                                                                                                ----------- -----------   -----
                                                                                                     62,344      71,275     0.6

              Medical Equipment   1,200    DENTSPLY International Inc.                               31,756      36,600     0.3

              Natural Gas           700    El Paso Natural Gas Co.                                   35,652      46,550     0.4
                                    320    Enron Corp.                                               13,039      13,300     0.1
                                                                                                ----------- -----------   -----
                                                                                                     48,691      59,850     0.5

              Office Equipment      300    Danka Business Systems PLC (ADR)* (a)                     14,816       4,781     0.0

              Oil Service           300    Schlumberger Ltd.                                         12,665      24,150     0.2
                                    600   +Smith International, Inc.                                 27,162      36,825     0.3
                                                                                                ----------- -----------   -----
                                                                                                     39,827      60,975     0.5

              Petroleum             850    Unocal Corp.                                              28,542      32,991     0.3

              Pharmaceuticals       350    Bristol - Myers Squibb Co.                                33,277      33,119     0.3
                                    510    Lilly (Eli) & Co.                                         32,164      35,509     0.3
                                    460    Pfizer Inc.                                               33,632      34,299     0.3
                                    230    Warner - Lambert Co.                                      32,904      28,520     0.3
                                                                                                ----------- -----------   -----
                                                                                                    131,977     131,447     1.2

              Railroads             350    Burlington Northern Santa Fe Inc.                         28,317      32,528     0.3

              Real Estate           740    Glenborough Realty Trust                                  18,500      21,922     0.2
              Investment Trusts     800    Prentiss Properties Trust                                 16,001      22,350     0.2
                                    380    Starwood Lodging Trust                                    17,100      21,992     0.2
                                                                                                ----------- -----------   -----
                                                                                                     51,601      66,264     0.6

              Restaurants           500   +Tricon Global Restaurants, Inc.                           17,219      14,531     0.1

              Retail Stores         760    Rite Aid Corporation                                      24,882      44,602     0.4
                                    350   +Safeway Inc.                                              19,656      22,137     0.2
                                    760    Sears, Roebuck & Co.                                      35,726      34,390     0.3
                                    700    Wal-Mart Stores, Inc.                                     28,895      27,606     0.3
                                                                                                ----------- -----------   -----
                                                                                                    109,159     128,735     1.2

              Semiconductors      1,100   +National Semiconductor Corporation                        44,311      28,531     0.3

              Telecommunications  1,104   +Tele-Communications, Inc. (Class A)
                                           (Convertible Preferred)                                   20,028      30,774     0.3
                                  1,150   +WorldCom, Inc.                                            28,792      34,787     0.3
                                                                                                ----------- -----------   -----
                                                                                                     48,820      65,561     0.6

              Transport Services    660   +OMI Corporation                                            8,459       6,064     0.1

              Travel & Lodging      790    Carnival Corp. (Class A)                                  22,760      43,746     0.4

              Utilities           1,700    Edison International                                      31,893      46,219     0.4
                                    600    Texas Utilities Company                                   23,930      24,937     0.2
                                                                                                ----------- -----------   -----
                                                                                                     55,823      71,156     0.6

                                           Total Common Stocks in the United States               1,450,951   1,764,590    15.8
                                                                                                ----------- -----------   -----
                                           Total Investments in Common Stocks                     2,045,386   2,325,379    20.9
                                                                                                =========== ===========   =====

                                         Face
                                        Amount             Fixed-Income Securities

Canada     Foreign Government   C$      350,000   Canadian Government Bonds, 7% due 12/01/2006      265,903     268,070     2.4
           Obligations                                                                          ----------- -----------   -----
                                                  Total Fixed-Income Securities in Canada           265,903     268,070     2.4
                                                                                                =========== ===========   =====

Denmark    Foreign Government   Dkr     850,000   Government of Denmark, 7% due 11/15/2007          135,796     136,335     1.2
           Obligations                                                                          ----------- -----------   -----
                                                  Total Fixed-Income Securities in Denmark          135,796     136,335     1.2
                                                                                                =========== ===========   =====

France     Foreign Government   Frf     480,000   French Government Bonds, 5.50% due 10/25/2007      79,032      80,704     0.7
           Obligations                                                                          ----------- -----------   -----
                                                  Total Fixed-Income Securities in France            79,032      80,704     0.7
                                                                                                =========== ===========   =====

Italy      Foreign Government   Lit 125,000,000   Buoni Poliennali del Tesoro (Italian
           Obligations                            Government Bonds), 8.50% due 1/01/2004             88,557      81,711     0.7
                                                                                                ----------- -----------   -----
                                                  Total Fixed-Income Securities in Italy             88,557      81,711     0.7
                                                                                                =========== ===========   =====

Sweden     Foreign Government   Skr   1,400,000   Government of Sweden, 8% due 8/15/2007            204,289     201,842     1.8
           Obligations                                                                          ----------- -----------   -----
                                                  Total Fixed-Income Securities in Sweden           204,289     201,842     1.8
                                                                                                =========== ===========   =====

United     Foreign Government   [POUND] 125,000   UK Treasury Bills, 7.25% due 12/07/2007           206,901     219,620     2.0
Kingdom    Obligations                                                                          ----------- -----------   -----
                                                  Total Fixed-Income Securities in the
                                                  United Kingdom                                    206,901     219,620     2.0
                                                                                                =========== ===========   =====

United     US Government                          Federal National Mortgage Association:
States     Agency               US$     320,290   6% due 11/01/2000                                 317,087     318,564     2.9
           Obligations****              720,216   6% due 6/01/2001                                  712,901     715,297     6.4
                                        421,514   6% due 2/01/2004                                  416,509     418,509     3.7
                                                                                                ----------- -----------   -----
                                                                                                  1,446,497   1,452,370    13.0

           US Government              2,155,000   US Treasury Bonds, 6.625% due 2/15/2027         2,120,126   2,339,511    21.0
           Obligations                            US Treasury Notes:
                                      1,425,000   6% due 8/15/1999                                1,426,352   1,431,897    12.9
                                        750,000   6.50% due 5/31/2002                               755,039     771,915     6.9
                                        300,000   6.625% due 5/15/2007                              303,734     317,532     2.8
                                                                                                ----------- -----------   -----
                                                                                                  4,605,251   4,860,855    43.6

                                                  Total Fixed-Income Securities in the
                                                  United States                                   6,051,748   6,313,225    56.6
                                                                                                =========== ===========   =====
                                                  Total Investments in Fixed-Income Securities    7,032,226   7,301,507    65.4
                                                                                                =========== ===========   =====

                                                            Short-Term Securities

           US Government              1,464,000   Federal Home Loan Bank, 5.40% due 1/02/1998     1,464,000   1,464,000    13.1
           Agency Obligations***                                                                ----------- -----------   -----
                                                  Total Investments in Short-Term Securities      1,464,000   1,464,000    13.1
                                                                                                =========== ===========   =====
           Total Investments                                                                    $10,541,612  11,090,886    99.4
                                                                                                -----------
           Unrealized Appreciation on Forward Foreign Exchange Contracts++                                          118     0.0
           Other Assets Less Liabilities                                                                         67,751     0.6
                                                                                                            -----------   -----
           Net Assets                                                                                       $11,158,755   100.0%
                                                                                                            ===========   =====


   * American Depositary Receipts (ADR).
  ** Global Depositary Receipts (GDR).
 *** Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
**** Subject to principal paydowns.
 (a) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives (at least 50%) of its revenue or profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.
 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (c) Diageo PLC was the result of a merger between Grand Metropolitan PLC and Guiness PLC.
   + Non-income producing security.
  ++ Forward foreign exchange contracts sold as of December 31, 1997 were as follows:
                                                             Unrealized
                                                           Appreciation
                                           Expiration     (Depreciation)
Foreign Currency Sold                         Date             (Note 1c)
A$            25,000                      January 1998             $217
C$           450,000                      March 1998              1,923
[POUND]       95,000                      January 1998           (2,486)
(yen)     11,300,000                      January 1998              464
                                                                 ------
Total Unrealized Appreciation on Forward Foreign
Exchange Contracts -- Net (US$Commitment -- $574,382)              $118
                                                                 ======
See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES

                 As of December 31, 1997

Assets:          Investments, at value (identified cost -- $10,541,612) (Note 1a)               $11,090,886
                 Unrealized appreciation on forward foreign exchange contracts (Note 1c)                118
                 Cash                                                                                   586
                 Foreign cash (Note 1d)                                                                 222
                 Receivables:
                 Capital shares sold                                                   $127,082
                 Interest                                                               114,396
                 Dividends                                                                3,601     245,079
                                                                                       --------
                 Deferred organization expenses (Note 1g).                                           36,991
                 Prepaid registration fees and other assets (Note 1g)                                80,456
                                                                                                -----------
                 Total assets                                                                    11,454,338
                                                                                                -----------

Liabilities:     Payables:
                 Distributions to shareholders (Note 1h)                                197,789
                 Dividends to shareholders (Note 1h)                                     27,883
                 Forward foreign exchange contracts (Note 1c)                             7,273
                 Distributor (Note 2)                                                     5,705
                 Capital shares redeemed                                                  4,436
                 Securities purchased                                                     1,452     244,538
                                                                                    -----------
                 Accrued expenses and other liabilities                                              51,045
                                                                                                -----------
                 Total liabilities                                                                  295,583
                                                                                                -----------

Net Assets:      Net assets                                                                     $11,158,755
                                                                                                ===========

Net Assets       Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized     $21,210
Consist of:      Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized      78,305
                 Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized       5,568
                 Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized       3,080
                 Paid-in capital in excess of par                                                10,487,410
                 Undistributed realized capital gains on investments and foreign currency
                 transactions -- net                                                                 14,142
                 Unrealized appreciation on investments and foreign currency
                 transactions -- net                                                                549,040
                                                                                                -----------
                 Net assets                                                                     $11,158,755
                                                                                                ===========

Net Asset Value: Class A -- Based on net assets of $2,188,344 and 212,095 shares outstanding         $10.32
                                                                                                ===========
                 Class B -- Based on net assets of $8,078,186 and 783,050 shares outstanding         $10.32
                                                                                                ===========
                 Class C -- Based on net assets of $574,633 and 55,681 shares outstanding            $10.32
                                                                                                ===========
                 Class D -- Based on net assets of $317,592 and 30,800 shares outstanding            $10.31
                                                                                                ===========

                 See Notes to Financial Statements.





STATEMENT OF OPERATIONS

                        For the Year Ended December 31, 1997

Investment              Interest and discount earned (net of $530 foreign witholding tax)                    $566,145
Income                  Dividends (net of $3,439 foreign witholding tax)                                       56,560
(Notes 1e & 1f):                                                                                          -----------
                        Total income                                                                          622,705
                                                                                                          -----------

Expenses:               Investment advisory fees (Note 2)                                         $92,433
                        Account maintenance and distribution fees -- Class B (Note 2)              60,126
                        Registration fees (Note 1g)                                                59,474
                        Accounting services (Note 2)                                               59,442
                        Professional fees                                                          55,426
                        Transfer agent fees -- Class B (Note 2)                                    29,561
                        Amortization of organization expenses (Note 1g)                            22,194
                        Printing and shareholder reports                                           20,887
                        Custodian fees                                                             13,540
                        Directors' fees and expenses                                               12,793
                        Transfer agent fees -- Class A (Note 2)                                    11,493
                        Pricing fees                                                                5,224
                        Account maintenance and distribution fees -- Class C (Note 2)               4,635
                        Transfer agent fees -- Class C (Note 2)                                     2,174
                        Transfer agent fees -- Class D (Note 2)                                     1,824
                        Account maintenance fees -- Class D (Note 2)                                1,272
                        Other                                                                      16,568
                                                                                              -----------
                        Total expenses before reimbursement                                       469,066
                        Reimbursement of expenses (Note 2)                                       (341,403)
                                                                                              -----------
                        Total expenses after reimbursement                                                    127,663
                                                                                                          -----------
                        Investment income -- net                                                              495,042
                                                                                                          -----------

Realized &              Realized gain from:
Unrealized Gain on      Investments -- net                                                        683,347
Investments &           Foreign currency transactions -- net                                          835     684,182
Foreign Currency                                                                              -----------
Transactions -- Net     Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d, 1f & 3): Investments -- net                                                        124,612
                        Foreign currency transactions -- net                                       21,181     145,793
                                                                                              ----------- -----------
                        Net realized and unrealized gain on investments and foreign
                        currency transactions                                                                 829,975
                                                                                                          -----------
                        Net Increase in Net Assets Resulting from Operations                               $1,325,017
                                                                                                          ===========

                        See Notes to Financial Statements.




STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Year Ended
                                                                                                     December 31,
                        Increase (Decrease) in Net Assets:                                         1997        1996

Operations:             Investment income -- net                                                 $495,042    $585,926
                        Realized gain on investments and foreign currency transactions -- net     684,182     782,602
                        Change in unrealized appreciation/depreciation on investments and
                        foreign currency transactions -- net                                      145,793    (473,973)
                                                                                              ----------- -----------
                        Net increase in net assets resulting from operations                    1,325,017     894,555
                                                                                              ----------- -----------

Dividends &             Investment income -- net:
Distributions to        Class A                                                                  (147,348)   (178,761)
Shareholders            Class B                                                                  (303,839)   (356,040)
(Note 1h):              Class C                                                                   (21,893)    (15,319)
                        Class D                                                                   (21,962)    (35,806)
                        In excess of investment income -- net:
                        Class A                                                                        --     (19,148)
                        Class B                                                                        --     (38,138)
                        Class C                                                                        --      (1,641)
                        Class D                                                                        --      (3,835)
                        Realized gain on investments -- net:
                        Class A                                                                  (168,574)    (99,948)
                        Class B                                                                  (675,967)   (217,791)
                        Class C                                                                   (50,558)     (8,964)
                        Class D                                                                   (27,046)    (19,583)
                                                                                              ----------- -----------
                        Net decrease in net assets resulting from dividends and
                        distributions to shareholders                                          (1,417,187)   (994,974)
                                                                                              ----------- -----------

Capital Share           Net decrease in net assets derived from capital share transactions     (2,347,523)   (598,413)
Transactions                                                                                  ----------- -----------
(Note 4):

Net Assets:             Total decrease in net assets                                           (2,439,693)   (698,832)
                        Beginning of year                                                      13,598,448  14,297,280
                                                                                              ----------- -----------
                        End of year                                                           $11,158,755 $13,598,448
                                                                                              =========== ===========

                        See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS (concluded)

                                                                    Class A                               Class B
                                                      -----------------------------------    ---------------------------------
              The following per share data                                       For the                               For the
              and ratios have been derived                                       Period                                Period
              from information provided                       For the            Sept. 2,           For the            Sept. 2,
              in the financial statements.                   Year Ended          1994+ to          Year Ended          1994+ to
                                                             December 31,        Dec. 31,          December 31,        Dec. 31,
                                                      ------------------------   --------    -----------------------   --------
              Increase (Decrease) in Net Asset Value:   1997     1996     1995     1994       1997     1996     1995     1994

Per Share     Net asset value, beginning of period    $10.53   $10.62    $9.68   $10.00      $10.53   $10.62    $9.68   $10.00
Operating                                             ------   ------   ------   ------      ------   ------    -----   ------
Performance:  Investment income -- net                   .49      .50      .60      .18         .41      .42      .51      .16
              Realized and unrealized gain (loss)
              on investments and foreign currency
              transactions -- net                        .71      .23     1.04     (.32)        .71      .23     1.04     (.32)
                                                      ------   ------   ------   ------      ------   ------    -----   ------
              Total from investment operations          1.20      .73     1.64     (.14)       1.12      .65     1.55     (.16)
                                                      ------   ------   ------   ------      ------   ------    -----   ------
              Less dividends and distributions:
              Investment income -- net                  (.49)    (.50)    (.60)    (.18)       (.41)    (.42)    (.51)    (.16)
              In excess of investment income -- net       --     (.05)      --       --          --     (.05)      --       --
              Realized gain on investments -- net       (.92)    (.27)    (.01)      --        (.92)    (.27)    (.01)      --
              In excess of realized gain
              on investments -- net                       --       --     (.09)      --          --       --     (.09)      --
                                                      ------   ------   ------   ------      ------   ------    -----   ------
              Total dividends and distributions        (1.41)    (.82)    (.70)    (.18)      (1.33)    (.74)    (.61)    (.16)
                                                      ------   ------   ------   ------      ------   ------    -----   ------
              Net asset value, end of period          $10.32   $10.53   $10.62    $9.68      $10.32   $10.53   $10.62    $9.68
                                                      ======   ======   ======   ======      ======   ======   ======   ======

Total         Based on net asset value per share       11.67%    7.11%   17.38%   (1.37%)++++ 10.84%    6.31%   16.51%   (1.62%)++++
Investment                                            ======   ======   ======   ======      ======   ======   ======   ======
Return:**

Ratios to     Expenses, net of reimbursement             .50%     .25%     .00%     .00%*      1.25%    1.00%     .75%     .75%*
Average                                               ======   ======   ======   ======      ======   ======   ======   ======
Net Assets:   Expenses                                  3.28%    3.48%    5.12%    5.20%*      4.01%    4.24%    5.94%    6.04%*
                                                      ======   ======   ======   ======      ======   ======   ======   ======
              Investment income -- net                  4.58%    4.73%    5.78%    5.64%*      3.79%    3.99%    5.06%    4.86%*
                                                      ======   ======   ======   ======      ======   ======   ======   ======

Supplemental  Net assets, end of period (in thousands)$2,188   $3,918   $3,872   $1,147      $8,078   $8,690   $9,236   $6,797
Data:                                                 ======   ======   ======   ======      ======   ======   ======   ======
              Portfolio turnover                      155.57%  342.71%   46.75%     .83%     155.57%  342.71%   46.75%     .83%
                                                      ======   ======   ======   ======      ======   ======   ======   ======
              Average commission rate paid++          $.0182   $.0265       --       --      $.0182   $.0265       --       --
                                                      ======   ======   ======   ======      ======   ======   ======   ======

                                                                    Class C                               Class D
                                                      -----------------------------------    ---------------------------------
              The following per share data                                       For the                               For the
              and ratios have been derived                                       Period                                Period
              from information provided                       For the            Sept. 2,           For the            Sept. 2,
              in the financial statements.                   Year Ended          1994+ to          Year Ended          1994+ to
                                                             December 31,        Dec. 31,          December 31,        Dec. 31,
                                                      ------------------------   --------    -----------------------   --------
              Increase (Decrease) in Net Asset Value:   1997     1996     1995     1994       1997     1996     1995     1994

Per Share     Net asset value, beginning of period    $10.53   $10.62    $9.69    $9.88      $10.53   $10.62    $9.69    $9.88
Operating                                             ------   ------   ------   ------      ------   ------    -----   ------
Performance:  Investment income -- net                   .41      .41      .52      .10         .47      .46      .57      .11
              Realized and unrealized gain (loss)
              on investments and foreign currency
              transactions -- net                        .71      .23     1.03     (.19)        .70      .24     1.03     (.19)
                                                      ------   ------   ------   ------      ------   ------    -----   ------
              Total from investment operations          1.12      .64     1.55     (.09)       1.17      .70     1.60     (.08)
                                                      ------   ------   ------   ------      ------   ------    -----   ------
              Less dividends and distributions:
              Investment income -- net                  (.41)    (.42)    (.52)    (.10)       (.47)    (.47)    (.57)    (.11)
              In excess of investment income -- net       --     (.04)      --       --          --     (.05)      --       --
              Realized gain on investments -- net       (.92)    (.27)    (.01)      --        (.92)    (.27)    (.01)      --
              In excess of realized gain on
              investments -- net                          --       --     (.09)      --          --       --     (.09)      --
                                                      ------   ------   ------   ------      ------   ------    -----   ------
              Total dividends and distributions        (1.33)    (.73)    (.62)    (.10)      (1.39)    (.79)    (.67)    (.11)
                                                      ------   ------   ------   ------      ------   ------    -----   ------
              Net asset value, end of period          $10.32   $10.53   $10.62    $9.69      $10.31   $10.53   $10.62    $9.69
                                                      ======   ======   ======   ======      ======   ======   ======   ======

Total         Based on net asset value per share       10.79%    6.25%   16.33%    (.94%)++++ 11.29%    6.84%   16.97%    (.83%)++++
Investment                                            ======   ======   ======   ======      ======   ======   ======   ======
Return:**

Ratios to     Expenses, net of reimbursement            1.30%    1.04%     .80%     .80%*       .75%     .50%     .25%     .25%*
Average                                               ======   ======   ======   ======      ======   ======   ======   ======
Net Assets:   Expenses                                  4.12%    4.28%    6.02%    5.75%*      3.54%    3.70%    5.44%    5.14%*
                                                      ======   ======   ======   ======      ======   ======   ======   ======
              Investment income -- net                  3.78%    3.95%    4.99%    5.19%*      4.32%    4.48%    5.53%    5.70%*

Supplemental  Net assets, end of period (in thousands)  $575     $357     $418     $154        $318     $633     $771      $63
Data:                                                 ======   ======   ======   ======      ======   ======   ======   ======
              Portfolio turnover                      155.57%  342.71%   46.75%     .83%     155.57%  342.71%   46.75%     .83%
                                                      ======   ======   ======   ======      ======   ======   ======   ======
              Average commission rate paid++          $.0182   $.0265       --       --      $.0182   $.0265       --       --
                                                      ======   ======   ======   ======      ======   ======   ======   ======

   * Annualized.
  ** Total investment returns exclude the effects of sales loads.
++++ Aggregate total investment return.
   + Commencement of operations.
  ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The
     "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

     See Notes to Financial Statements.




                Merrill Lynch Asset Income Fund, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

For the year ended December 31, 1997, MLAM earned fees of $92,433, all of which were waived. MLAM also reimbursed the Fund for additional expenses of $248,970.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account      Distribution
            Maintenance Fee       Fee

Class B          0.25%           0.50%
Class C          0.25%           0.55%
Class D          0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD      MLPF&S

Class A            $7       $60
Class D          $100      $141

For the year ended December 31, 1997, MLPF&S received contingent deferred sales charges of $29,931 relating to transactions in Class B Shares.

In addition, MLPF&S received $496 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.
Accounting services are provided to the Fund by MLAM at cost.

During the year ended December 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $283 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $16,183,642 and $19,970,814, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                           Realized    Unrealized
                                             Gains       Gains
                                           (Losses)     (Losses)

Long-term investments                      $683,315     $549,274
Short-term investments                           32           --
Forward foreign exchange contracts          227,532          118
Foreign currency transactions              (226,697)        (352)
                                           --------     --------
Total                                      $684,182     $549,040
                                           ========     ========

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $546,486, of which $726,696 related to appreciated securities and $180,210 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $10,544,400.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $2,347,523 and $598,413 for the years ended December 31, 1997 and December 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                               Dollar
Ended December 31, 1997                     Shares        Amount

Shares sold                                 219,328     $2,372,110
Shares issued to shareholders in
reinvestment of dividends and
distributions                                17,302        179,770
                                           --------    -----------
Total issued                                236,630      2,551,880
Shares redeemed                            (396,614)    (4,337,800)
                                           --------    -----------
Net decrease                               (159,984)   $(1,785,920)
                                           ========    ===========


Class A Shares for the Year                               Dollar
Ended December 31, 1996                     Shares        Amount

Shares sold                                 148,235     $1,558,183
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 6,575         68,638
                                           --------    -----------
Total issued                                154,810      1,626,821
Shares redeemed                            (147,468)    (1,548,311)
                                           --------    -----------
Net increase                                  7,342        $78,510
                                           ========    ===========


Class B Shares for the Year                               Dollar
Ended December 31, 1997                     Shares        Amount

Shares sold                                 155,829     $1,701,811
Shares issued to shareholders in
reinvestment of dividends and
distributions                                62,225        652,787
                                           --------    -----------
Total issued                                218,054      2,354,598
Shares redeemed                            (255,141)    (2,742,988)
Automatic conversion of shares               (4,962)       (53,559)
                                           --------    -----------
Net decrease                                (42,049)     $(441,949)
                                           ========    ===========


Class B Shares for the Year                               Dollar
Ended December 31, 1996                     Shares        Amount

Shares sold                                 188,856     $1,980,405
Shares issued to shareholders in
reinvestment of dividends and
distributions                                32,429        340,779
                                           --------    -----------
Total issued                                221,285      2,321,184
Shares redeemed                            (262,466)    (2,771,235)
Automatic conversion of shares               (3,441)       (35,577)
                                           --------    -----------
Net decrease                                (44,622)     $(485,628)
                                           ========    ===========


Class C Shares for the Year                               Dollar
Ended December 31, 1997                     Shares        Amount

Shares sold                                  98,085     $1,038,826
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 4,838         51,010
                                           --------    -----------
Total issued                                102,923      1,089,836
Shares redeemed                             (81,177)      (885,235)
                                           --------    -----------
Net increase                                 21,746       $204,601
                                           ========    ===========


Class C Shares for the Year                               Dollar
Ended December 31, 1996                     Shares        Amount

Shares sold                                   7,915        $84,054
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 1,406         14,763
                                           --------    -----------
Total issued                                  9,321         98,817
Shares redeemed                             (14,748)      (155,613)
                                           --------    -----------
Net decrease                                 (5,427)      $(56,796)
                                           ========    ===========


Class D Shares for the Year                               Dollar
Ended December 31, 1997                     Shares        Amount

Shares sold                                   9,787       $104,433
Automatic conversion of shares                4,962         53,559
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 3,652         38,561
                                           --------    -----------
Total issued                                 18,401        196,553
Shares redeemed                             (47,668)      (520,808)
                                           --------    -----------
Net decrease                                (29,267)     $(324,255)
                                           ========    ===========


Class D Shares for the Year                               Dollar
Ended December 31, 1996                     Shares        Amount

Shares sold                                  19,806       $207,380
Automatic conversion of shares                3,441         35,577
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 5,725         60,261
                                           --------    -----------
Total issued                                 28,972        303,218
Shares redeemed                             (41,498)      (437,717)
                                           --------    -----------
Net decrease                                (12,526)     $(134,499)
                                           ========    ===========



INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
Merrill Lynch Asset Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Income Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period September 2, 1994 (commencement of operations) to December 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 18, 1998



IMPORTANT TAX INFORMATION (unaudited)

Of the net investment income distributions paid monthly by the Merrill Lynch Asset Income Fund, Inc. during the fiscal year ended December 31, 1997, 4.69% qualifies for the dividends received deduction for corporations. The Fund paid a long-term capital gain distribution of $0.094872 per share to shareholders of record on July 14, 1997. All of this long-term capital gain distribution is subject to the 28% tax rate. Additionally, the Fund paid a special ordinary income distibution of $0.500894 per share and a long-term capital gain distribution of $0.322689 per share to shareholders of record on December 22, 1997.
Of this long-term capital gain distribution, 28.32% is subject to the 28% tax rate and 71.68% is subject to the 20% tax rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

                        Percentage of
Quarter Ended        Federal Obligations*

March 31, 1997             12.99%
June 30, 1997              31.27%
September 30, 1997         48.89%
December 31, 1997          40.18%

* For purposes of this calculation, Federal obligations include
  US Treasury notes, US Treasury bills, and US Treasury bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

Of the Fund's net investment income distributions paid monthly during the fiscal year ended December 31, 1997, 48.50% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

Please retain this information for your records.



EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended December 31, 1997

Additions

Bayerische Vereinsbank AG
Bristol-Myers Squibb Co.
Chancellor Media Corp.
Cisco Systems, Inc.
Dial Corp.
Gartner Group, Inc. (Class A)
General Electric Company
Glenborough Realty Trust, Inc.
Gulf Canada Resources Ltd.
Lilly (Eli) & Co.
Nordbanken Holding AB
Orbital Sciences Corp.
Pfizer Inc.
Royal Dutch Petroleum Co. (NY Registered Shares)
Spectra-Physics AB (Class A)
Texas Utilities Company
Thomson CSF S.A.
Tricon Global Restaurants, Inc.
Wal-Mart Stores, Inc.
Warner-Lambert Co.

Deletions

ABB AG
ABN AMRO Holding N.V.
AirTouch Communications, Inc.
American Home Products Corporation
American Standard Companies, Inc.
Avon Products, Inc.
Banc One Corp.
Boots Company PLC
Companhia Cervejaria Brahma S.A. PN (Preferred)
Dresser Industries, Inc.
duPont (E.I.) de Nemours & Co.
HSBC Holdings PLC
Intel Corp.
Merck & Co., Inc.
Mitsubishi Electric Co.
Mitsubishi Heavy Industries, Inc.
Mitsui-Soko Co., Ltd.
Oracle Corp.
Oxford Health Plans, Inc.
Pennzoil Co.
Siemens AG
Toray Industries Ltd.
United Technologies Corp.
Usinor-Sacilor S.A.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Thomas R. Robinson, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara Fraser, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863